GOTTEX ENDOWMENT STRATEGY FUND

Supplement to the Summary Prospectus dated January 21, 2014

June 19, 2014

This Supplement to the Summary Prospectus (the “Supplement”) for Gottex Endowment Strategy Endowment Fund (the “Fund”), a series of Gottex Trust, describes a change in the identity of the Portfolio Manager of the Fund. Commencing with the date of this Supplement, Michael Azlen and Kevin Maloney will assume the roles of Co-Portfolio Managers of the Fund. They will succeed William J. Landes who will no longer be the Portfolio Manager of the Fund.

The Summary Prospectus is amended as follows:

1. All references to William J. Landes are removed.

2. The disclosure under the heading “Portfolio Manager(s)” is replaced with the following:

Kevin Maloney, Senior Managing Director of the Adviser, and a Portfolio Manager of the Fund since June 2014.

Michael Azlen, Managing Director of the Adviser, and a Portfolio Manager of the Fund since June 2014.

Please retain this Supplement for future reference.